UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 4, 2002
Date of Report (Date of earliest event reported)

EXULT, INC.
(Exact name of registrant as specified in its chapter)

Delaware	0-30035	33-0831076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

121 Innovation Drive, Suite 200
Irvine, CA 92612
(Address of principal executive offices)

(949) 856-8800
(Registrant’s telephone number, including area code)

(Former address of principal executive offices, if changed since last report)

TABLE OF CONTENTS

Item 9.    Regulation FD Disclosure

Signatures

Exhibit 99.1

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Item 9.    Regulation FD Disclosure

On November 4, 2002, the chief executive officer and chief financial officer of Exult, Inc. (the “Company”) provided a written statement accompanying the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of that written statement is attached to this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

(c)  Exhibits

99.1
Written statement of the chief executive officer and chief financial officer of Exult, Inc. dated November 4, 2002, accompanying the quarterly report on Form 10-Q of Exult, Inc. for the quarter ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXULT, INC. (Registrant)

/s/ BRIAN W. COPPLE
Brian W. Copple, Vice President (Signature)

Date:  November 4, 2002

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